Income taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The Company’s operations are conducted by its foreign subsidiaries in Latin America and the Caribbean. The foreign subsidiaries are incorporated under the laws of their respective countries and as such the Company is taxed in such foreign countries.

Statutory tax rates in the countries in which the Company operates for fiscal years 2022, 2021 and 2020 were as follows:

	2022	2021	2020
Puerto Rico	18.5%	18.5%	18.5%
Curaçao	22.0%	22.0%	22.0%
USVI	21.0%	22.5%	22.5%
Aruba, Ecuador, Panama, and Uruguay	25.0%	25.0%	25.0%
Chile	27.0%	27.0%	27.0%
Martinique, French Guyana and Guadeloupe	25.0%	22.5%	28.0%
Peru	29.5%	29.5%	29.5%
Costa Rica, Mexico and Trinidad and Tobago	30.0%	30.0%	30.0%
Colombia	35.0%	31.0%	32.0%
Brazil and Venezuela	34.0%	34.0%	34.0%
Argentina	35.0%	35.0%	30.0%
Netherlands	25.8%	25.0%	25.0%

Income tax expense for fiscal years 2022, 2021 and 2020 consisted of the following:

	2022	2021	2020
Current income tax expense	$100,925	$47,999	$17,061
Deferred income tax (income) expense	(15,449)	(16,066)	471
Income tax expense	$85,476	$31,933	$17,532

    Income tax expense for fiscal years 2022, 2021 and 2020, differed from the amounts computed by applying the Company’s weighted-average statutory income tax rate to pre-tax income (loss) as a result of the following:

	2022	2021	2020
Pre-tax income (loss)	$226,396	$77,786	$(131,854)
Weighted-average statutory income tax rate (i)	39.0%	41.4%	22.9%
Income tax expense (benefit) at weighted-average statutory tax rate on pre-tax income (loss)	88,314	32,230	(30,226)
Permanent differences:
Change in valuation allowance (ii)	381	(26,865)	2,958
Expiration and changes in tax loss carryforwards	132	144	13,820
Venezuela and Argentina remeasurement and inflationary impacts (iii)	(10,009)	577	1,682
Non-deductible expenses	24,845	21,488	20,349
Tax benefits and Non-taxable income	(9,740)	(10,463)	(5,830)
Income taxes withholdings on intercompany transactions (iv)	6,374	6,572	6,515
Differences including exchange rate, inflation adjustment and filing differences	(14,485)	1,493	2,532
Alternative Taxes	359	1,461	2,054
Others (v)	(695)	5,296	3,678
Income tax expense	$85,476	$31,933	$17,532

(i)Weighted-average statutory income tax rate is calculated based on the aggregated amount of the income before taxes by country multiplied by the prevailing statutory income tax rate, divided by the consolidated income before taxes.
(ii)Comprises net changes in valuation allowances for the year, mainly related to net operating losses.
(iii)Comprises changes in valuation allowance during 2022, 2021 and 2020 for $57,329, $(9,723) and $43,249, respectively in Venezuela.
(iv)Comprises income tax withheld on the payment of interest on intercompany loans.
(v)Mainly comprises income tax effects over intercompany transactions which are eliminated for consolidation purposes.
The tax effects of temporary differences and carryforwards that comprise significant portions of deferred tax assets and liabilities as of December 31, 2022 and 2021 are presented below:

	2022	2021
Tax loss carryforwards (i)	$149,081	$140,106
Purchase price allocation adjustment	11,298	11,305
Property and equipment, tax inflation	44,785	39,691
Tax Inflation adjustment	(2,689)	(6,671)
Other accrued payroll and other liabilities	49,080	25,340
Share-based compensation	2,340	1,623
Provision for contingencies, bad debts and obsolescence	4,919	9,557
Other deferred tax assets (ii)	29,162	28,448
Other deferred tax liabilities	(5,642)	(5,057)
Leases (iii)	20,567	13,330
Property and equipment - difference in depreciation rates	(17,446)	(10,801)
Valuation allowance (iv)	(201,414)	(186,239)
Net deferred tax asset	$84,041	$60,632

(i)As of December 31, 2022, the Company and its subsidiaries have accumulated net operating losses amounting to $518,512. The Company has net operating losses amounting to $150,985, expiring between 2023 and 2027. In addition, the Company has net operating losses amounting to $119,667, expiring after 2027 and net operating losses amounting to $247,860 that do not expire. Changes in tax loss carryforwards for the year relate to generation of NOL.
(ii)Other deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets for financial reporting purposes (accounting base) and the amounts used for income tax purposes (tax base). For the fiscal year ended December 31, 2022, this item includes: provision for regular expenses for $8,856 in Brazil, Colombia, Mexico, Panama and Venezuela. For the fiscal year ended December 31, 2021, this item includes: provision for regular expenses for $13,055 in Brazil, Colombia, Mexico and Panama.
(iii)For the fiscal year ended December 31, 2022, this item includes difference in depreciation of net leases (related to differences between ASC842 and local tax regulation) in Brazil; assets of $210,181 and liabilities of $189,614. For the fiscal year ended December 31, 2021, this item includes difference in depreciation of net leases (related to differences between ASC842 and local tax regulation) in Brazil; assets of $63,526 and liabilities of $50,196.
(iv)In assessing the realization of deferred income tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

The total amount of $84,041 for the year ended December 31, 2022, is presented in the consolidated balance sheet as non-current asset and non-current liability amounting to $87,972 and $3,931, respectively.

The total amount of $60,632 for the year ended December 31, 2021, is presented in the consolidated balance sheet as non-current asset and non-current liability amounting to $67,802 and $7,170, respectively.
Deferred income taxes have not been recorded for temporary differences related to investments in certain foreign subsidiaries. These temporary differences, comprise undistributed earnings considered permanently invested in subsidiaries amounted to $275,654 at December 31, 2022. Determination of the deferred income tax liability on these unremitted earnings is not practicable because such liability, if any, is dependent on circumstances existing if and when remittance occurs.

As of December 31, 2022, and 2021, the Company has not identified unrecognized tax benefits that would favorably affect the effective tax rate if resolved in the Company’s favor.

The Company account for uncertain tax positions by determining the minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. This determination requires the use of significant judgment in evaluating the tax positions and assessing the timing and amounts of deductible and taxable items. The Company is regularly under audit in multiple tax jurisdictions and is currently under examination in several jurisdictions. The Company is generally no longer subject to income tax examinations by tax authorities for years prior to 2016.

As of December 31, 2022, there are certain matters related to the interpretation of income tax laws which could be challenged by tax authorities in an amount of $211 million, related to assessments for the fiscal years 2009 to 2017. No formal claim has been made for fiscal years within the statute of limitation by Tax authorities in any of the mentioned matters, however those years are still subject to audit and claims may be asserted in the future.

It is reasonably possible that, as a result of audit progression within the next 12 months, there may be new information that causes the Company to reassess the tax positions because the outcome of tax audits cannot be predicted with certainty. While the Company cannot estimate the impact that new information may have on their unrecognized tax benefit balance, it believes that the liabilities recorded are appropriate and adequate as determined under ASC 740.